VANGUARD MONEY
MARKET RESERVES

VANGUARD TREASURY MONEY
MARKET PORTFOLIO

Annual Report - November 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

         We recognize that it is our crew members--more than 6,000 highly
motivated men and women--who form the cornerstone of our operations.   As with
any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

         But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

         They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                   [PHOTO]

John C. Bogle             John J. Brennan
Chairman                  President

CONTENTS

A Message To Our Shareholders . . . . . . . . . . . . . .       1
The Markets In Perspective  . . . . . . . . . . . . . . .       3
Report From The Adviser . . . . . . . . . . . . . . . . .       5
Performance Summaries . . . . . . . . . . . . . . . . . .       7
Portfolio Profiles  . . . . . . . . . . . . . . . . . . .      11
Financial Statements  . . . . . . . . . . . . . . . . . .      13
Report Of Independent Accountants . . . . . . . . . . . .      30

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

         Short-term interest rates held relatively steady during the twelve months ended November 30, 1997, the fiscal year for Vanguard Money Market Reserves and Vanguard Treasury Money Market Portfolio. The total return of our Prime Portfolio-Investor Shares during fiscal 1997 was +5.4%, up just a hair from our return in the previous year. Given the extremely modest 1.8% rise in the Consumer Price Index during the period, our "real" yield (taking inflation into account) was 3.6%, the highest since 1989.

         The table below presents the total return for each of our Portfolios and for the average competing money market fund. It also shows the premium that each Portfolio provided over its average competitor, an edge we call the "Vanguard Advantage."

FISCAL 1997 PERFORMANCE OVERVIEW

Money market interest rates fluctuated within a tight range of 56 basis points (0.56 percentage point) during the fiscal year ended November 30, 1997. The yield on the three-month U.S. Treasury bill ended the period at 5.20%, a scant 7 basis points above the yield of a year earlier. Early in the fiscal year, the market's attention focused on whether the Federal Reserve Board would act to forestall inflationary pressures by increasing the federal funds rate (the rate at which banks borrow from one another). Ultimately, the Fed adjusted the rate just once, by 0.25 percentage point, on March 25, 1997. From a peak of 5.40% in late March, interest rates on three-month T-bills declined to a fiscal-year low of 4.84% on June 2.

----------------------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                                    FISCAL YEAR ENDED
                                                   NOVEMBER 30, 1997
                                   -----------------------------------------------------
                                                         AVERAGE
                                   VANGUARD            COMPETING                VANGUARD
                                   PORTFOLIO              FUND                 ADVANTAGE
----------------------------------------------------------------------------------------
Prime-
 Investor Shares                    +5.4%                 +4.9%                   +0.5%
Federal                             +5.4                  +4.9                    +0.5
Treasury Money Market*              +5.1                  +4.8                    +0.3
-----------------------------------------------------------------------------------------
Prime-
 Institutional Shares**             +5.6%                 +5.3%                   +0.3%
-----------------------------------------------------------------------------------------

 *Before December 2, 1996, known as the U.S. Treasury Portfolio of Vanguard
  Money Market Reserves.

**Minimum initial investment is $10 million.

         Crises in Asian currencies during the summer and fall led foreign investors to seek refuge in U.S. Treasury securities, which helped to keep interest rates down even as the vigorous U.S. economy grew at a real rate of more than 3%.

         Our four Portfolios' annualized seven-day yields on November 30 (see the table below) were generally higher than the market rates prevailing on that date because yields of money market funds lag slightly in adjusting to the trend of market rates.

---------------------------------------------------------------
                                        ANNUALIZED 7-DAY YIELD
                                            ON NOVEMBER 30,
                                        -----------------------
                                          1997           1996
---------------------------------------------------------------
Prime-Investor Shares                     5.40%           5.17%
Federal                                   5.33            5.12
Treasury Money Market                     5.05            5.03
---------------------------------------------------------------
Prime-Institutional Shares                5.57%           5.34%
---------------------------------------------------------------

         Each of our four Portfolios retained its customary margin of superiority over competitors, primarily because of Vanguard's lower operating expenses. The Prime-Investor Shares, Federal, and Treasury Money Market Portfolios operated in fiscal 1997 at expense ratios (expenses as a percentage of average net assets) of 0.32%, or $3.20 per $1,000 of assets--less than half the annual expense ratio of 0.76% for the average money market fund. Our Prime-Institutional Shares Portfolio operated at an expense ratio of 0.15%, a mere one-third of the 0.45% expense ratio for the average institutional money market portfolio. These expense differentials, averaging 40 basis points, are far from trivial--they represent a boost in net yield of almost 8%, available to the investor at no additional risk.

LONG-TERM PERFORMANCE OVERVIEW

Our record in fiscal year 1997 continues a long tradition of excellent performance, aided greatly by both our low operating costs and the investment advisory expertise of our Fixed Income Group. The table at left shows the average annual return of each Portfolio and the cumulative growth of a hypothetical $10,000 investment in each over the past ten years. For comparison purposes, the same information is presented for the average competing money market fund.

         The year-in, year-out cost advantage that we consistently have held over our competitors has translated over time into significantly enhanced earnings for our shareholders--totaling about $800 on a $10,000 investment made a decade ago in either the Prime or Federal Portfolios. Because differences in operating costs account for most of the difference in the performance of money market funds, we fully expect these "extra" earnings relative to the competition to persist in the years ahead. However, we caution that no one can predict the absolute returns that money market funds--Vanguard's or anyone else's--will provide in the future. Returns over the next decade could be higher or lower than those of the past decade.

-------------------------------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                 TEN YEARS ENDED NOVEMBER 30, 1997
                                       ----------------------------------------------------------
                                                                            FINAL VALUE OF
                                               AVERAGE                        A $10,000
                                             ANNUAL RATE                  INITIAL INVESTMENT
                                       ----------------------------------------------------------
                                                      AVERAGE                            AVERAGE
                                        VANGUARD     COMPETING        VANGUARD          COMPETING
                                       PORTFOLIO        FUND          PORTFOLIO           FUND
-------------------------------------------------------------------------------------------------
Prime-
  Investor Shares                         +5.9%         +5.4%           $17,701           $16,899
Federal                                   +5.8          +5.3             17,500            16,732
Treasury Money Market*                    +5.6          +5.3             17,178            16,793
--------------------------------------------------------------------------------------------------
Prime-
  Institutional Shares**                  +5.5%         +5.2%           $15,457           $15,138
--------------------------------------------------------------------------------------------------

 *Prior to March 13, 1989, returns are for the Insured Portfolio.

**Since Portfolio's inception on October 3, 1989. Minimum initial investment is $10 million.

IN SUMMARY

Money market mutual funds can serve an important role in an investment portfolio, whether as a permanent cash reserve or as a temporary haven from market turbulence. They offer safety, liquidity, and current income in dependable, although rarely sensational, fashion. For the long-term investor, the advantages of money market funds should be considered alongside those of stocks and bonds, whose higher short-term risks are likely to be outweighed over time by higher returns. Our dedication to offering high-quality money market portfolios at the lowest reasonable cost allows you to achieve returns that closely parallel those earned by the overall money market. We intend to "stay the course" Vanguard has maintained since we launched our first money market fund more than 22 years ago.



/s/ JOHN C. BOGLE                                            /s/ JOHN J. BRENNAN

John C. Bogle                                                John J. Brennan
Chairman of the Board                                        President
December 15, 1997

THE MARKETS IN PERSPECTIVE
Year Ended November 30, 1997

U.S. EQUITY MARKETS

The fiscal year ended November 30 tested investors' mettle on a number of occasions, but most ended on a positive note. The increasingly global nature of investing has rarely been more in evidence than it was over the period. Turmoil in Southeast Asia raised serious questions about future growth in the region and, significantly, called into question the earnings outlook for U.S. companies with exposure there.

         Over the 12 months, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 28.5% gain. Small-cap stocks also fared well, as illustrated by the 23.4% increase of the Russell 2000 Index. These gains withstood a rocky October, when the sharp declines in Asian markets led many investors to question their expectations regarding U.S. equities. Although the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days.

         Among large-cap stocks, the financial services sector was again one of the best performers, with an increase of 34.8% in fiscal 1997. Also noteworthy was a November surge in utility stocks, which brought that sector's 12-month return up to 34.5%. Utilities, those seemingly perennial cellar-dwellers, were boosted by a drop in interest rates and by a general consensus that their valuations at last adequately reflected the risks associated with the new competitive landscape. In the final quarter of the fiscal year, utility stocks jumped 23.6%, roughly three times the return generated by the S&P 500 Index (6.7%). In sharp contrast were a number of market sectors that felt the brunt of the disarray in Asian economies and--while showing positive gains for the year--turned in negative fourth fiscal quarters. As the fiscal year ended, there were growing indications from technology and manufacturing companies that the economic distress in Southeast Asia would likely reduce their current and future earnings.

----------------------------------------------------------------------------------
                                                  AVERAGE ANNUALIZED RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1997
                                               -----------------------------------
                                               1 YEAR       3 YEARS        5 YEARS
----------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                              28.5%         31.1%         20.2%
    Russell 2000 Index                         23.4          22.7          16.8
    MSCI EAFE Index                            -0.1           6.5          11.6
----------------------------------------------------------------------------------
FIXED INCOME
    Lehman Aggregate Bond Index                 7.6%         10.3%          7.6%
    Lehman 10-Year Municipal Bond Index         7.1          10.3           7.5
    Salomon Brothers Three-Month
       U.S. Treasury Bill Index                 5.2           5.4           4.7
----------------------------------------------------------------------------------
OTHER
    Consumer Price Index                        1.8%          2.6%          2.6%
----------------------------------------------------------------------------------

         While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. For the year, the Russell 2000 Index gained 23.4%. During the second six months, the Russell 2000's 13.8% essentially matched the S&P 500's 13.6%. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Bonds were overshadowed by stocks for much of the year. Investors' returns from bonds, however, were quite respectable. As the year progressed, investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. As a result, when interest rates dipped noticeably toward the fiscal year's end, they fell furthest for issues with the longest maturities. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 6.05%, compared to 6.35% on November 30, 1996. Falling rates flattened the yield curve considerably: Only 0.85% separated the yield on Treasury bills from the yield on the 30-year issue, down from a spread of 1.22% at the previous fiscal year-end.

         The positive effect of the yield drop on bond prices was apparent in the 7.6% return of the Lehman Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 12.6% gain of the Lehman High Yield Bond Index. The strength of the economy, together with the lack of inflationary pressure, produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the fiscal year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 26.3% in U.S. dollar terms; the index fell 17.3% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 24.5%, including a 16.1% drop in the fourth quarter; Hong Kong, down 25%; Malaysia, down 68%; and Singapore, down 23%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries. Because the values of many of these currencies had been linked to the U.S. dollar, their fall caused it to appreciate greatly--so much so that Asian businesses soon found it difficult to purchase American-made products and to repay dollar-denominated loans. This situation raised questions about how the region's economic growth would be affected. Related worries focused on imprudent aspects of various countries' financial systems and the probability of corporate bankruptcies. In short, there was no place to hide.

         By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and recovered in November. The MSCI Europe Index posted a gain of 21.8% for the 12 months. The robust character of the European markets reflects strong corporate earnings and optimism that the European Monetary Union will provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

         In the fiscal year ended November 30, 1997, money market interest rates experienced a mild increase of 0.1 to 0.4 percentage point. The rates on U.S. Treasury securities changed least, while those on securities from nongovernment issuers rose the most. Returns to shareholders of the Prime and Federal Portfolios of Vanguard Money Market Reserves and of Vanguard Treasury Money Market Portfolio were 5% or slightly higher for the 12-month period. (Please see the Message To Shareholders, beginning on page 1, for more details on returns.) With year-over-year inflation running a little under 2%, the remaining 3% "real" return is rather extraordinary by money market standards and is unlikely to be repeated with any regularity in the future.

         Because of the influence of the Federal Reserve Board on short-term interest rates, any discussion of money markets must revolve around factors affecting the Fed's monetary policy. In most years, these factors are overwhelmingly associated with the state of the U.S. economy. This year, however, events overseas also formed a significant part of the picture.

         In many ways, the U.S. economy has rarely been in better condition than it was in fiscal 1997. Low unemployment and rising wages fueled consumer confidence and boosted the economy's growth rate above the 2% to 2.5% speed limit that has been viewed in the past as noninflationary. In response, on March 25, 1997, the Fed engineered a 0.25 percentage point increase in the benchmark federal funds rate, the central bank's first tightening of monetary policy since early 1995. Remarks at the time by Fed officials indicated that they felt the economic headwinds (primarily job insecurity) that had kept inflationary pressures in check had largely dissipated.

         Since the Fed's action, economic growth has remained strong and, paradoxically, inflation is at its lowest level in years. Although technology-based enhancements in productivity are certainly contributing to this improbable combination of circumstances, we believe the business cycle has not disappeared. The risk of higher inflation is very real when spare workers are in such short supply as they are now.

         Considered in a vacuum, the domestic economic situation just outlined is one in which the Fed would be expected to tighten monetary policy further to forestall future inflation. However, the turmoil in Asian economies and markets in recent months has exerted a new set of exogenous forces on the U.S. economy. Currency devaluations and economic slumps in Asia probably will put downward pressure on import prices and will limit U.S. exports to the region. Federal Reserve officials have gone so far as to say that they expect the international situation to have an effect that is "the equivalent of some degree of tightening" of monetary policy by the Fed.

         At present, the question is whether these outside influences will restrain our economy and reduce the demand for skilled workers sufficiently to prevent a typical late-cycle burst of inflation. We will not know the answer for some time, because it takes months--or even years--for the full impact of such events to be felt.

         Another feature of the short-term securities markets during the past 12 months has been the tremendous improvement in the federal government's fiscal situation, a development that has reduced the Treasury's borrowing needs. The Treasury's procedure has been to use its short-term borrowings in the T-bill market as a shock absorber to avoid undue disruption in its long-term borrowing schedule. As unexpectedly high tax revenues have reduced the government's need to borrow, the issuance of T-bills has shrunk, reducing their yield relative to other money market securities.

         In managing the Portfolios, our response to the uncertainty engendered by the unlikely balance of robust growth and falling inflation at home, combined with the wild card of economic dislocations overseas, has been to take a neutral stance, thus ending the bearish tilt in the interest-rate sensitivity of our Portfolios that had been in place since the spring. By extending the Portfolios' average maturity, we will invest at slightly higher yields (due to the upward slope of the money market yield curve) and be positioned to respond in a more balanced fashion as events unfold.

         We note that a long-standing feature of our investment policy has been to avoid investments in Japanese banks (whose credit quality has deteriorated significantly as a result of the financial crisis in Asia). Over the years, this exclusion of Japanese banks, as well as other conservative decisions on our part, has occasionally given our higher-risk competitors a slight performance advantage measured before expenses. Nevertheless, day in and day out, our low expenses have enabled us to offer our shareholders a winning combination of high-quality portfolios and top-notch returns.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John Hollyer, Principal
Vanguard Fixed Income Group

December 9, 1997

INVESTMENT PHILOSOPHY

The Portfolios reflect a belief that the highest level of current income consistent with capital preservation and liquidity can be provided by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, the U.S. government, and federal agencies.

PERFORMANCE SUMMARY
Prime Portfolio-Investor Shares

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1977-NOVEMBER 30, 1997
-----------------------------------------------------
          PRIME PORTFOLIO-INVESTOR SHARES     AVERAGE
                                               FUND*
FISCAL     CAPITAL     INCOME      TOTAL       TOTAL
YEAR       RETURN      RETURN      RETURN     RETURN
-----------------------------------------------------
1978         0.0%        6.7%        6.7%       6.9%
1979         0.0        10.8        10.8       10.5
1980         0.0        12.8        12.8       12.5
1981         0.0        17.6        17.6       17.5
1982         0.0        13.1        13.1       12.8
1983         0.0         8.9         8.9        8.6
1984         0.0        10.6        10.6       10.1
1985         0.0         8.2         8.2        7.9
1986         0.0         6.8         6.8        6.4
1987         0.0         6.5         6.5        6.0
1988         0.0         7.5         7.5        6.9
1989         0.0         9.4         9.4        8.8
1990         0.0         8.3         8.3        7.8
1991         0.0         6.4         6.4        5.9
1992         0.0         3.9         3.9        3.4
1993         0.0         3.0         3.0        2.6
1994         0.0         3.9         3.9        3.5
1995         0.0         5.8         5.8        5.4
1996         0.0         5.3         5.3        4.8
1997         0.0         5.4         5.4        4.9
-----------------------------------------------------

*Average Money Market Fund.

See Financial Highlights table on page 27 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1987-NOVEMBER 30, 1997
-----------------------------------------------------
              PRIME     AVERAGE MM      SALOMON THREE
-----------------------------------------------------
1987 11       10000        10000           10000
1988 02       10176        10162           10143
1988 05       10345        10323           10290
1988 08       10535        10498           10463
1988 11       10748        10689           10656
1989 02       10981        10913           10877
1989 05       11248        11166           11120
1989 08       11510        11409           11351
1989 11       11759        11634           11576
1990 02       11998        11864           11802
1990 05       12244        12094           12040
1990 08       12492        12325           12276
1990 11       12738        12545           12499
1991 02       12973        12767           12710
1991 05       13180        12956           12899
1991 08       13374        13131           13080
1991 11       13553        13286           13247
1992 02       13708        13430           13387
1992 05       13845        13549           13519
1992 08       13971        13655           13637
1992 11       14081        13743           13738
1993 02       14191        13841           13851
1993 05       14296        13930           13953
1993 08       14401        14016           14058
1993 11       14507        14103           14163
1994 02       14615        14201           14279
1994 05       14739        14309           14408
1994 08       14892        14436           14560
1994 11       15069        14590           14734
1995 02       15278        14783           14944
1995 05       15505        14989           15163
1995 08       15729        15177           15377
1995 11       15946        15370           15582
1996 02       16159        15569           15797
1996 05       16365        15752           15996
1996 08       16579        15927           16200
1996 11       16793        16113           16405
1997 02       17008        16310           16622
1997 05       17234        16506           16837
1997 08       17467        16697           17050
1997 11       17701        16899           17265
-----------------------------------------------------

------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED NOVEMBER 30, 1997
                                           -------------------------------     FINAL VALUE OF A
                                            1 YEAR   5 YEARS    10 YEARS      $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
Prime Portfolio-Investor Shares              5.41%     4.68%      5.88%             $17,701
Average Money Market Fund                    4.88      4.22       5.39               16,899
Salomon Three-Month U.S. Treasury Index      5.24      4.68       5.61               17,265
------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------------------------------------
                                                                                          10 YEARS
                                           INCEPTION                          --------------------------------
                                             DATE        1 YEAR     5 YEARS   CAPITAL      INCOME        TOTAL
--------------------------------------------------------------------------------------------------------------
Prime Portfolio-Investor Shares            6/4/1975      5.38%       4.60%     0.00%        5.91%        5.91%
--------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Prime Portfolio-Institutional Shares

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


TOTAL INVESTMENT RETURNS: OCTOBER 3, 1989-NOVEMBER 30, 1997
----------------------------------------------------------
           PRIME PORTFOLIO-INSTITUTIONAL SHARES    AVERAGE
                                                    FUND**
FISCAL      CAPITAL       INCOME        TOTAL       TOTAL
YEAR        RETURN        RETURN       RETURN*      RETURN
----------------------------------------------------------
1989          0.0%         1.4%         1.4%         1.4%
1990          0.0          8.5          8.5          8.3
1991          0.0          6.5          6.5          6.2
1992          0.0          4.0          4.0          3.8
1993          0.0          3.2          3.2          2.9
1994          0.0          4.1          4.1          3.8
1995          0.0          6.0          6.0          5.7
1996          0.0          5.5          5.5          5.2
1997          0.0          5.6          5.6          5.3
----------------------------------------------------------

 *Prior to 10/28/1995, total returns are for Vanguard Institutional Money
  Market Portfolio.

**Average Institutional Money Market Fund.

See Financial Highlights table on page 27 for dividend information.

CUMULATIVE PERFORMANCE: OCTOBER 3, 1989-NOVEMBER 30, 1997

INTRODUCTION OF INSTITUTIONAL SHARES
----------------------------------------------------------
               PRIME INST    AVERAGE INSTI   SALOMON THREE
----------------------------------------------------------
Oct 3, 89       10000000        10000000        10000000
 1989  11       10140494        10136959        10133938
 1990  02       10350954        10343236        10329481
 1990  05       10567462        10554594        10537764
 1990  08       10786481        10766972        10743631
 1990  11       11001752        10977021        10939471
 1991  02       11208097        11172764        11123818
 1991  05       11390381        11348299        11289106
 1991  08       11561297        11510970        11447339
 1991  11       11719410        11660890        11593651
 1992  02       11856859        11773859        11716718
 1992  05       11979213        11907770        11832112
 1992  08       12091815        12010546        11934996
 1992  11       12191380        12099339        12023776
 1993  02       12291501        12174170        12122116
 1993  05       12387968        12281674        12211923
 1993  08       12484047        12369661        12303787
 1993  11       12580752        12455060        12395310
 1994  02       12679512        12528438        12496690
 1994  05       12793128        12655037        12610032
 1994  08       12932905        12782808        12743033
 1994  11       13091443        12927106        12894841
 1995  02       13279646        13084701        13079035
 1995  05       13483260        13297913        13270797
 1995  08       13683325        13485863        13457917
 1995  11       13877492        13667830        13637584
 1996  02       14069266        13830529        13825848
 1996  05       14254510        14026639        13999364
 1996  08       14446193        14204659        14177915
 1996  11       14639214        14379924        14357649
 1997  02       14833280        14538652        14547558
 1997  05       15036360        14750413        14735731
 1997  08       15246243        14947563        14922256
 1997  11       15456944        15138227        15109990
----------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED NOVEMBER 30, 1997
                                            -------------------------------       FINAL VALUE OF A
                                                                    SINCE           $10,000,000
                                             1 YEAR     5 YEARS   INCEPTION          INVESTMENT
--------------------------------------------------------------------------------------------------
Prime Portfolio-Institutional Shares*          5.59%       4.86%      5.48%         $15,456,944
Average Institutional Money Market Fund        5.29        4.59       5.21           15,138,227
Salomon Three-Month U.S. Treasury Index        5.24        4.68       5.19           15,109,990
--------------------------------------------------------------------------------------------------

*Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market
 Portfolio.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                                         INCEPTION                                      ----------------------------
                                           DATE            1 YEAR          5 YEARS      CAPITAL    INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------
Prime Portfolio-Institutional Shares**   10/3/1989         5.55%            4.78%        0.00%      5.48%      5.48%
--------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Prior to 10/28/1995, total returns are for Vanguard Institutional Money
  Market Portfolio.

PERFORMANCE SUMMARY
Federal Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


TOTAL INVESTMENT RETURNS: JULY 13, 1981-NOVEMBER 30, 1997
---------------------------------------------------------
                   FEDERAL PORTFOLIO              AVERAGE
                                                   FUND*
FISCAL      CAPITAL      INCOME      TOTAL         TOTAL
YEAR        RETURN       RETURN     RETURN         RETURN
---------------------------------------------------------
1981          0.0%         5.9%       5.9%           5.7%
1982          0.0         11.9       11.9           11.7
1983          0.0          8.5        8.5            8.3
1984          0.0         10.2       10.2            9.8
1985          0.0          8.0        8.0            7.7
1986          0.0          6.6        6.6            6.3
1987          0.0          6.3        6.3            5.9
1988          0.0          7.2        7.2            6.7
1989          0.0          9.2        9.2            8.6
1990          0.0          8.1        8.1            7.7
1991          0.0          6.2        6.2            5.7
1992          0.0          3.8        3.8            3.4
1993          0.0          3.0        3.0            2.6
1994          0.0          3.8        3.8            3.4
1995          0.0          5.8        5.8            5.3
1996          0.0          5.3        5.3            4.8
1997          0.0          5.4        5.4            4.9
---------------------------------------------------------

*Average U.S. Government Money Market Fund.

See Financial Highlights table on page 28 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1987-NOVEMBER 30, 1997
-----------------------------------------------------------------------------------
                                    AVERAGE U.S. GOVERNMENT     SALOMON THREE-MONTH
         VMMR - FEDERAL PORTFOLIO      MONEY MARKET FUND           TREASURY INDEX
-----------------------------------------------------------------------------------
1987 11          10000                      10000                       10000
1988 02          10168                      10154                       10143
1988 05          10332                      10314                       10290
1988 08          10515                      10487                       10463
1988 11          10721                      10665                       10656
1989 02          10946                      10888                       10877
1989 05          11206                      11133                       11120
1989 08          11461                      11371                       11351
1989 11          11703                      11582                       11576
1990 02          11936                      11816                       11802
1990 05          12176                      12040                       12040
1990 08          12418                      12270                       12276
1990 11          12656                      12475                       12499
1991 02          12878                      12694                       12710
1991 05          13077                      12876                       12899
1991 08          13264                      13053                       13080
1991 11          13439                      13191                       13247
1992 02          13589                      13341                       13387
1992 05          13723                      13461                       13519
1992 08          13847                      13571                       13637
1992 11          13954                      13641                       13738
1993 02          14059                      13748                       13851
1993 05          14162                      13835                       13953
1993 08          14266                      13926                       14058
1993 11          14370                      13992                       14163
1994 02          14476                      14099                       14279
1994 05          14598                      14203                       14408
1994 08          14748                      14336                       14560
1994 11          14920                      14465                       14734
1995 02          15124                      14664                       14944
1995 05          15348                      14862                       15163
1995 08          15567                      15057                       15377
1995 11          15780                      15227                       15582
1996 02          15990                      15430                       15797
1996 05          16192                      15609                       15996
1996 08          16401                      15793                       16200
1996 11          16611                      15955                       16405
1997 02          16822                      16158                       16622
1997 05          17043                      16354                       16837
1997 08          17271                      16554                       17050
1997 11          17500                      16732                       17265
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED NOVEMBER 30, 1997
                                           -------------------------------       FINAL VALUE OF A
                                            1 YEAR     5 YEARS    10 YEARS      $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
Federal Portfolio                            5.35%        4.63%      5.76%           $17,500
Average U.S. Government Money Market Fund    4.87         4.17       5.28             16,732
Salomon Three-Month U.S. Treasury Index      5.24         4.68       5.61             17,265
--------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
---------------------------------------------------------------------------------------------------------------
                                                                                            10 YEARS
                                          INCEPTION                            --------------------------------
                                            DATE        1 YEAR     5 YEARS     CAPITAL       INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------
Federal Portfolio                         7/13/1981     5.32%       4.55%       0.00%         5.78%       5.78%
---------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Treasury Money Market Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


TOTAL INVESTMENT RETURNS: MARCH 9, 1983-NOVEMBER 30, 1997
--------------------------------------------------
             TREASURY MONEY MARKET         AVERAGE
                   PORTFOLIO*              FUND**
FISCAL    CAPITAL    INCOME     TOTAL       TOTAL
YEAR      RETURN     RETURN    RETURN+     RETURN
--------------------------------------------------
1983        0.0%       6.1%       6.1%       6.2%
1984        0.0        9.9        9.9       10.1
1985        0.0        7.5        7.5        7.9
1986        0.0        6.2        6.2        6.4
1987        0.0        6.0        6.0        6.0
1988        0.0        7.0        7.0        6.9
1989        0.0        8.9        8.9        8.7
1990        0.0        8.0        8.0        7.8
1991        0.0        5.9        5.9        5.8
1992        0.0        3.7        3.7        3.5
1993        0.0        2.9        2.9        2.6
1994        0.0        3.6        3.6        3.4
1995        0.0        5.5        5.5        5.2
1996        0.0        5.1        5.1        4.8
1997        0.0        5.1        5.1        4.8
--------------------------------------------------

 *Prior to 12/2/1996, known as the U.S. Treasury Portfolio.

**Average Money Market Fund through 3/31/1989; Average U.S. Treasury Money
  Market Fund thereafter.

 +Prior to 3/13/1989, total returns are for the Insured Portfolio.

See Financial Highlights table on page 28 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1987-NOVEMBER 30, 1997


THE INSURED PORTFOLIO REORGANIZED AS THE U.S. TREASURY PORTFOLIO
-------------------------------------------------
         TREASURY MM  AVERAGE U.S.  SALOMON THREE
-------------------------------------------------
1987 11     10000       10000         10000
1988 02     10161       10162         10143
1988 05     10319       10323         10290
1988 08     10501       10498         10463
1988 11     10703       10689         10656
1989 02     10927       10913         10877
1989 05     11176       11167         11120
1989 08     11422       11403         11351
1989 11     11655       11630         11576
1990 02     11884       11851         11802
1990 05     12120       12077         12040
1990 08     12358       12308         12276
1990 11     12591       12515         12499
1991 02     12801       12737         12710
1991 05     12992       12922         12899
1991 08     13171       13099         13080
1991 11     13340       13259         13247
1992 02     13482       13396         13387
1992 05     13611       13519         13519
1992 08     13731       13628         13637
1992 11     13831       13700         13738
1993 02     13930       13811         13851
1993 05     14028       13903         13953
1993 08     14128       13992         14058
1993 11     14227       14079         14163
1994 02     14327       14172         14279
1994 05     14441       14277         14408
1994 08     14582       14406         14560
1994 11     14743       14555         14734
1995 02     14933       14736         14944
1995 05     15142       14934         15163
1995 08     15349       15127         15377
1995 11     15550       15318         15582
1996 02     15748       15503         15797
1996 05     15943       15684         15996
1996 08     16143       15864         16200
1996 11     16344       16047         16405
1997 02     16543       16230         16622
1997 05     16752       16423         16837
1997 08     16966       16618         17050
1997 11     17178       16793         17265
-------------------------------------------------

---------------------------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED NOVEMBER 30, 1997
                                             -------------------------------      FINAL VALUE OF A
                                              1 YEAR     5 YEARS    10 YEARS     $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------
Treasury Money Market Portfolio*+              5.10%        4.43%      5.56%           $17,178
Average U.S. Treasury Money Market Fund**      4.79         4.15       5.32             16,793
Salomon Three-Month U.S. Treasury Index        5.24         4.68       5.61             17,265
---------------------------------------------------------------------------------------------------

 *Prior to 12/2/1996, known as the U.S. Treasury Portfolio.

**Average Money Market Fund through 3/31/1989; Average U.S. Treasury Money
  Market Fund thereafter.

 +Prior to 3/13/1989, total returns are for the Insured Portfolio.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-------------------------------------------------------------------------------------------------------------------
                                                                                              10 YEARS
                                         INCEPTION                              -----------------------------------
                                           DATE         1 YEAR       5 YEARS    CAPITAL        INCOME         TOTAL
-------------------------------------------------------------------------------------------------------------------
Treasury Money Market Portfolio**+       3/9/1983       5.10%         4.36%      0.00%          5.59%         5.59%
-------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Prior to 12/2/1996, known as the U.S. Treasury Portfolio.

 +Prior to 3/13/1989, total returns are for the Insured Portfolio.

PORTFOLIO PROFILE
Prime Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997. Key elements of this Profile are defined below.


INVESTOR SHARES--FINANCIAL ATTRIBUTES
-------------------------------------------------
Yield                                        5.4%
Average Maturity                          60 days
Average Quality                               Aa1
Expense Ratio                               0.32%

INSTITUTIONAL SHARES--FINANCIAL ATTRIBUTES
-------------------------------------------------
Yield                                        5.6%
Average Maturity                          60 days
Average Quality                               Aa1
Expense Ratio                               0.15%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------
Aaa                                         36.3%
Aa                                          48.8
A                                           14.9
Baa                                          0.0
Ba                                           0.0
B                                            0.0
Not Rated                                    0.0
-------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------
Bank Notes                                   0.7%
Certificates of Deposit                     34.1
Commercial Paper                            39.2
U.S. Government and Agency                  26.0
-------------------------------------------------
Total                                      100.0%

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. For issuers other than the U.S. government, quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or by type of instrument.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

PORTFOLIO PROFILE
Federal Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-----------------------------------------------
Yield                                      5.3%
Average Maturity                        54 days
Average Quality                          Agency
Expense Ratio                             0.32%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Government and Agency               100.0%


PORTFOLIO PROFILE
Treasury Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-----------------------------------------------
Yield                                      5.1%
Average Maturity                        59 days
Average Quality                   U.S. Treasury
Expense Ratio                             0.32%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                            100.0%

FINANCIAL STATEMENTS
November 30, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings on the last day of the reporting period, including each security's maturity date, coupon rate or yield to maturity at the time of purchase, and statement-date market value. Securities are grouped and subtotaled by type of instrument (U.S. government obligations, commercial paper, certificates of deposit, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. Each Portfolio's objective is to maintain a constant NAV of $1.00 per share.

         At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Virtually the entire amount of net assets consists of Paid in Capital (money invested by shareholders). Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day, and Accumulated Realized Gains (Losses) are very small because the Portfolio seldom realizes any significant gains or losses on sales of securities.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                             MATURITY                AMOUNT             VALUE*
PRIME PORTFOLIO                                                 YIELD**          DATE                 (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (26.2%)
------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                         5.456%     12/5/1997 (1)         $  20,000      $      19,994
Federal Farm Credit Bank                                         5.485%    12/14/1997 (1)           150,000            149,928
Federal Farm Credit Bank                                         5.488%    12/25/1997 (1)            80,000             79,974
Federal Home Loan Bank                                           5.459%    12/30/1997 (1)           245,000            244,821
Federal Home Loan Bank                                           5.436%     12/6/1997 (1)           286,000            285,810
Federal Home Loan Bank                                           5.456%    12/10/1997 (1)           300,000            299,908
Federal Home Loan Bank                                           5.426%     12/7/1997 (1)           135,000            134,923
Federal Home Loan Bank                                           5.462%    12/17/1997 (1)           270,000            269,831
Federal Home Loan Bank                                           5.467%    12/26/1997 (1)           195,000            194,913
Federal Home Loan Bank                                           5.499%    12/17/1997 (1)           200,000            199,951
Federal Home Loan Bank                                            5.50%      1/2/1998               149,000            148,973
Federal Home Loan Bank                                           5.508%    12/19/1997 (1)           145,000            144,969
Federal Home Loan Bank                                           5.522%    12/26/1997 (1)           200,000            199,989
Federal Home Loan Bank                                           5.527%    12/19/1997 (1)           300,000            299,990
Federal Home Loan Bank                                           5.643%    12/12/1997 (1)           215,000            214,962
Federal Home Loan Mortgage Corp.                                 5.468%    12/20/1997 (1)           240,000            239,896
Federal National Mortgage Assn.                                  5.411%     12/2/1997 (1)           400,000            399,707
Federal National Mortgage Assn.                                  5.449%    12/24/1997 (1)           300,000            299,761
Federal National Mortgage Assn.                                  5.452%    12/15/1997 (1)           450,000            449,686
Federal National Mortgage Assn.                                  5.457%    12/21/1997 (1)           250,000            249,842
Federal National Mortgage Assn.                                   5.48%      1/2/1998                90,000             89,982
Federal National Mortgage Assn.                                  5.497%    12/15/1997 (1)           250,000            249,894
Federal National Mortgage Assn.                                  5.503%      1/5/1998 (1)           300,000            299,792
Federal National Mortgage Assn.                                  5.507%    12/15/1997 (1)           970,000            969,708
Federal National Mortgage Assn.                                  5.528%    12/13/1997 (1)           750,000            749,912
Federal National Mortgage Assn.                                   5.63%     1/23/1998 (1)           300,000            299,943
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $7,187,059)                                                                                                 7,187,059
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (39.4%)
------------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (3.3%)
BankAmerica Corp.                                                5.648%       1/9/1998              100,000             99,394
BankAmerica Corp.                                                5.732%      2/17/1998               25,000             24,694
Bank of New York Co. Inc.                                        5.755%      1/14/1998               80,157             79,599
J.P. Morgan & Co.                                                5.586%     12/15/1997               39,600             39,514
J.P. Morgan & Co.                                                 5.62%       2/5/1998              250,000            247,461
NationsBank Corp.                                                5.582%      12/1/1997               41,539             41,539

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                              MATURITY               AMOUNT             VALUE*
PRIME PORTFOLIO                                                 YIELD**           DATE                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                 5.75%      2/23/1998           $  150,000         $  148,016
Norwest Corp.                                                    5.759%       3/5/1998               50,000             49,260
Norwest Corp.                                                    5.772%       3/6/1998              100,000             98,502
SunTrust Banks Inc.                                              5.646%      1/23/1998               50,000             49,590
SunTrust Banks Inc.                                              5.637%      1/27/1998               12,000             11,894
                                                                                                                    ----------
                                                                                                                       889,463
                                                                                                                    ----------
FINANCE-AUTO (3.5%)
Daimler-Benz NA Corp.                                            5.668%       2/2/1998               33,000             32,677
Ford Motor Credit Corp.                                          5.637%      1/27/1998              100,000             99,120
Ford Motor Credit Corp.                                          5.677%      1/23/1998               50,000             49,588
Ford Motor Credit Corp.                                          5.678%       2/4/1998               50,000             49,494
Ford Motor Credit Corp.                                          5.746%      1/29/1998              150,000            148,604
Ford Motor Credit Corp.                                          5.748%      2/13/1998              150,000            148,252
New Center Asset Trust                                           5.688%       2/3/1998              200,000            198,005
New Center Asset Trust                                           5.781%      2/17/1998              100,000             98,765
Toyota Motor Credit Corp.                                        5.529%      12/1/1997               60,000             60,000
Toyota Motor Credit Corp.                                        5.725%      2/10/1998               29,000             28,677
Toyota Motor Credit Corp.                                        5.736%      1/30/1998               40,000             39,622
Toyota Motor Credit Corp.                                        5.748%      2/27/1998               15,000             14,792
                                                                                                                    ----------
                                                                                                                       967,596
                                                                                                                    ----------
FINANCE-OTHER (16.0%)
A.I. Credit Corp.                                                5.639%      2/19/1998               10,000              9,878
A.I. Credit Corp.                                                 5.69%       1/8/1998               20,000             19,883
American Express Credit Corp.                                    5.598%      12/3/1997               50,000             49,985
Ameritech Capital Funding                                        5.649%      1/29/1998               50,000             49,544
Asset Securitization Cooperative Corp.                           5.547%      12/5/1997              100,000             99,939
Asset Securitization Cooperative Corp.                           5.589%      12/1/1997               16,000             16,000
Asset Securitization Cooperative Corp.                           5.698%      1/30/1998               25,000             24,766
Asset Securitization Cooperative Corp.                           5.768%      1/26/1998               15,000             14,867
Asset Securitization Cooperative Corp.                           5.769%      1/27/1998               85,000             84,233
Asset Securitization Cooperative Corp.                           5.778%      2/23/1998               25,000             24,668
Asset Securitization Cooperative Corp.                           5.785%      2/18/1998               50,000             49,375
Associates Corp. of North America                                5.591%     12/17/1997               50,000             49,877
Associates Corp. of North America                                5.645%      1/22/1998               50,000             49,598
Associates Corp. of North America                                5.647%      1/27/1998               45,000             44,603
Associates Corp. of North America                                5.666%      1/29/1998               50,000             49,542
Associates Corp. of North America                                5.677%      1/23/1998               75,000             74,382
Associates Corp. of North America                                5.698%       2/6/1998               80,000             79,163
Associates Corp. of North America                                5.739%       2/9/1998               50,000             49,450
Associates Corp. of North America                                 5.74%      2/10/1998               50,000             49,442
Associates Corp. of North America                                5.758%      2/12/1998               50,000             49,424
CIT Group Holdings Inc.                                          5.678%       2/4/1998              100,000             98,989
CIT Group Holdings Inc.                                          5.683%       2/6/1998              150,000            148,435
CIT Group Holdings Inc.                                           5.73%      2/10/1998               50,000             49,443
CIT Group Holdings Inc.                                          5.758%      2/13/1998               50,000             49,416
CIT Group Holdings Inc.                                          5.759%      2/12/1998              150,000            148,272
Cargill Financial Services Corp.                                 5.737%      3/24/1998               50,000             49,116
Ciesco LP                                                        5.659%      1/16/1998               18,000             17,871
Ciesco LP                                                        5.691%      2/10/1998               38,000             37,580
Ciesco LP                                                        5.704%      12/1/1997                1,288              1,288
Commercial Credit Co.                                            5.541%      12/4/1997               25,000             24,989
Commercial Credit Co.                                            5.656%      1/29/1998               25,000             24,771
Commercial Credit Co.                                            5.658%      1/27/1998               40,000             39,647
Commercial Credit Co.                                            5.675%      1/20/1998               25,000             24,806
Commercial Credit Co.                                            5.677%      1/23/1998               25,000             24,794
Commercial Credit Co.                                            5.678%      1/21/1998               50,000             49,603
Commercial Credit Co.                                            5.742%      2/19/1998               60,000             59,245
John Deere Capital Corp.                                         5.666%      1/30/1998               25,000             24,767
John Deere Capital Corp.                                         5.668%       2/3/1998              100,000             99,006
John Deere Capital Corp.                                         5.677%       2/6/1998               25,000             24,739
Delaware Funding                                                 5.702%      1/16/1998               27,856             27,656
Delaware Funding                                                 5.711%      1/14/1998               59,129             58,721

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                              MATURITY               AMOUNT             VALUE*
                                                                YIELD**           DATE                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
Delaware Funding                                                 5.756%      2/13/1998            $  40,543         $   40,070
Delaware Funding                                                 5.759%      2/19/1998               10,820             10,683
Delaware Funding                                                 5.761%      2/11/1998              100,000             98,864
Delaware Funding                                                 5.772%      2/12/1998               50,000             49,422
Delaware Funding                                                 5.786%      1/28/1998               25,000             24,770
Eiger Capital Corp.                                              5.611%      12/8/1997               24,000             23,974
Eiger Capital Corp.                                              5.615%     12/12/1997               30,749             30,696
Eiger Capital Corp.                                              5.626%     12/17/1997               24,995             24,933
Eiger Capital Corp.                                              5.631%     12/19/1997               62,960             62,784
Eiger Capital Corp.                                              5.798%      1/26/1998               37,486             37,151
Eiger Capital Corp.                                              5.802%      1/30/1998               36,000             35,656
Enterprise Funding Corp.                                         5.567%      12/8/1997               25,213             25,186
Enterprise Funding Corp.                                          5.58%      12/1/1997               30,000             30,000
Enterprise Funding Corp.                                         5.673%      1/14/1998               47,166             46,842
Enterprise Funding Corp.                                         5.697%      1/30/1998               84,185             83,392
Enterprise Funding Corp.                                          5.71%      1/28/1998               28,746             28,485
Enterprise Funding Corp.                                         5.726%      1/29/1998               52,548             52,061
Enterprise Funding Corp.                                         5.796%      1/13/1998               25,000             24,829
Enterprise Funding Corp.                                         5.809%      1/16/1998               25,272             25,086
First Chicago Financial Corp.                                     5.65%      1/30/1998               50,000             49,536
First Chicago Financial Corp.                                    5.784%      2/17/1998               10,000              9,877
First Chicago Financial Corp.                                    5.784%      2/24/1998               10,000              9,865
First Chicago Financial Corp.                                    5.789%      2/13/1998               12,000             11,859
General Electric Capital Corp.                                   5.687%      3/23/1998              100,000             98,280
General Electric Capital Corp.                                   5.708%      2/24/1998               50,000             49,345
General Electric Capital Corp.                                   5.709%       3/9/1998               50,000             49,245
General Electric Capital Corp.                                   5.712%      2/27/1998              200,000            197,287
General Electric Capital Corp.                                   5.721%       4/1/1998               18,919             18,565
General Electric Capital Corp.                                   5.778%      3/13/1998               50,000             49,197
General Electric Capital Corp.                                   5.813%      5/18/1998              200,000            194,727
General Electric Capital Corp.                                   5.825%      5/12/1998              200,000            194,906
International Business Machines Credit                           5.727%      1/27/1998              150,000            148,656
International Business Machines Credit                           5.749%      1/28/1998              150,000            148,627
Matterhorn Capital                                               5.596%     12/15/1997               25,000             24,946
Matterhorn Capital                                               5.605%     12/17/1997               14,347             14,311
Matterhorn Capital                                               5.788%      1/26/1998               10,000              9,911
Norwest Financial Corp.                                          5.666%      1/30/1998               75,000             74,301
Riverwoods Funding Corp.                                         5.757%      2/19/1998               15,000             14,811
Riverwoods Funding Corp.                                         5.762%      2/20/1998              144,977            143,124
Riverwoods Funding Corp.                                         5.765%      2/27/1998               89,828             88,581
                                                                                                                    ----------
                                                                                                                     4,376,614
                                                                                                                    ----------

INDUSTRIAL (3.6%)
Allied Signal, Inc.                                              5.588%      12/4/1997               55,500             55,474
Allied Signal, Inc.                                              5.589%      12/5/1997               59,000             58,963
Archer-Daniels-Midland Co.                                       5.644%      1/23/1998               15,000             14,877
Archer-Daniels-Midland Co.                                       5.649%       2/2/1998               67,500             66,842
Archer-Daniels-Midland Co.                                       5.672%      2/12/1998               17,000             16,807
Archer-Daniels-Midland Co.                                       5.747%      2/13/1998               15,000             14,825
Archer-Daniels-Midland Co.                                       5.771%       2/9/1998               25,000             24,723
Bayer Corp.                                                      5.671%      2/10/1998               10,000              9,890
Bayer Corp.                                                      5.731%      2/18/1998               75,000             74,070
Campbell Soup Co.                                                5.733%      2/27/1998               63,123             62,251
Cargill Inc.                                                     5.735%      3/23/1998               50,000             49,124
Cargill Inc.                                                     5.738%      3/25/1998               50,000             49,109
Cargill Inc.                                                     5.748%      3/18/1998               50,000             49,162
Chevron Transport Co.                                            5.699%       2/3/1998               10,000              9,900
Chevron Transport Co.                                             5.78%      2/13/1998               15,000             14,824
Chevron U.K. Investment PLC                                      5.599%     12/10/1997               25,000             24,965
Chevron U.K. Investment PLC                                      5.606%      12/9/1997               29,000             28,964
Chevron U.K. Investment PLC                                      5.698%       2/6/1998               10,000              9,895
E.I. du Pont de Nemours & Co.                                     5.57%      12/8/1997               35,000             34,962
E.I. du Pont de Nemours & Co.                                    5.572%     12/10/1997               27,250             27,212

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                              MATURITY               AMOUNT             VALUE*
PRIME PORTFOLIO                                                 YIELD**           DATE                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                    5.573%     12/11/1997               19,600             19,570
EDS Finance PLC                                                  5.755%      1/30/1998               35,000             34,668
Gannett Co.                                                      5.716%      1/16/1998               25,000             24,819
General Electric Co.                                              5.54%      12/5/1997              150,000            149,909
Lucent Technologies                                              5.543%     12/10/1997               22,200             22,170
Lucent Technologies                                              5.579%     12/18/1997               25,000             24,934
Vermont American Corp.                                           5.579%     12/18/1997               22,522             22,463
                                                                                                                    ----------
                                                                                                                       995,372
                                                                                                                    ----------

INSURANCE (2.1%)
General RE Corp.                                                 5.577%     12/29/1997               30,000             29,872
John Hancock Capital Corp.                                       5.578%     12/30/1997               12,500             12,445
MetLife Funding Corp.                                            5.682%      1/28/1998               25,484             25,254
MetLife Funding Corp.                                            5.733%      2/19/1998               57,000             56,284
MetLife Funding Corp.                                            5.736%      2/18/1998              102,686            101,413
MetLife Funding Corp.                                            5.737%      1/15/1998               31,456             31,233
MetLife Funding Corp.                                            5.743%      2/17/1998               50,560             49,940
MetLife Funding Corp.                                            5.759%      1/16/1998               62,408             61,954
New York Life Capital Corp.                                      5.753%      2/25/1998               40,000             39,458
USAA Capital Corp.                                               5.581%      12/3/1997               21,250             21,244
USAA Capital Corp.                                               5.672%      2/10/1998               13,000             12,858
USAA Capital Corp.                                               5.699%      3/11/1998               16,000             15,754
USAA Capital Corp.                                               5.725%       3/6/1998               15,000             14,777
USAA Capital Corp.                                               5.727%      2/12/1998               44,275             43,768
USAA Capital Corp.                                               5.732%      2/19/1998               10,660             10,526
USAA Capital Corp.                                               5.739%      3/20/1998               24,000             23,591
USAA Capital Corp.                                               5.759%      3/26/1998               15,000             14,729
                                                                                                                    ----------
                                                                                                                       565,100
                                                                                                                    ----------

FOREIGN BANKS (5.1%)
ABN-AMRO North America Finance Inc.                              5.681%      4/30/1998               49,500             48,359
ABN-AMRO North America Finance Inc.                              5.699%       1/5/1998               52,934             52,649
ABN-AMRO North America Finance Inc.                              5.703%      1/12/1998               30,403             30,206
Abbey National North America                                     5.586%     12/23/1997               25,000             24,916
Abbey National North America                                     5.701%      2/25/1998               59,000             58,219
Abbey National North America                                     5.709%       3/3/1998               80,000             78,865
Abbey National North America                                     5.719%      3/11/1998               80,000             78,764
Bank Austria Finance Inc.                                         5.55%      12/8/1997               20,000             19,979
Bank Austria Finance Inc.                                        5.753%      2/20/1998               30,000             29,617
Commonwealth Bank of Australia                                   5.599%       1/6/1998               25,000             24,862
Halifax PLC                                                      5.612%     12/23/1997               15,000             14,949
Halifax PLC                                                      5.654%      1/29/1998              200,000            198,171
Halifax PLC                                                      5.675%      3/17/1998               50,000             49,187
Halifax PLC                                                      5.746%      2/17/1998               45,000             44,448
Lloyds Bank                                                      5.667%      3/23/1998               50,000             49,143
Lloyds Bank                                                      5.756%      1/21/1998              200,000            198,385
National Australia Funding Inc.                                  5.634%       2/3/1998              100,000             99,012
National Australia Funding Inc.                                  5.677%      1/20/1998               50,000             49,611
Rabobank Nederlanden                                             5.699%       4/2/1998              100,000             98,123
Westpac Capital Corp.                                             5.66%       2/6/1998               90,000             89,065
Westpac Capital Corp.                                            5.662%       2/9/1998               70,000             69,241
                                                                                                                    ----------
                                                                                                                     1,405,771
                                                                                                                    ----------

UTILITIES (0.4%)
Ameritech Corp.                                                  5.648%      1/27/1998               30,000             29,735
Ameritech Corp.                                                  5.649%      1/30/1998               50,000             49,536
Bell Atlantic Financial Services                                 5.577%     12/16/1997               25,000             24,942
Bell Atlantic Financial Services                                 5.582%     12/22/1997               11,800             11,762
                                                                                                                    ----------
                                                                                                                       115,975
                                                                                                                    ----------

CANADIAN GOVERNMENT-NATIONAL & PROVINCIAL (0.1%)
Province of British Columbia                                     5.671%      3/10/1998               20,709             20,395
Province of British Columbia                                     5.757%      4/15/1998               10,800             10,572
                                                                                                                    ----------
                                                                                                                        30,967
                                                                                                                    ----------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                              MATURITY               AMOUNT             VALUE*
                                                                YIELD**           DATE                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
OTHER FOREIGN GOVERNMENT (4.2%)
Caisse d'Amortissement de la Dette Sociale                       5.656%      3/30/1998             $ 46,873         $   46,016
Caisse d'Amortissement de la Dette Sociale                       5.661%       4/7/1998               46,000             45,103
Caisse d'Amortissement de la Dette Sociale                       5.697%       3/9/1998               43,825             43,164
Caisse d'Amortissement de la Dette Sociale                       5.727%      3/17/1998               75,000             73,759
Caisse d'Amortissement de la Dette Sociale                       5.729%      3/16/1998              200,000            196,722
Caisse d'Amortissement de la Dette Sociale                       5.748%      3/19/1998              100,000             98,308
Caisse d'Amortissement de la Dette Sociale                       5.783%      5/26/1998              100,000             97,252
Caisse d'Amortissement de la Dette Sociale                       5.784%      5/22/1998               50,000             48,657
Caisse d'Amortissement de la Dette Sociale                        6.02%     12/29/1997               45,000             44,798
Caisse des Depots et Consignations                               5.536%      12/3/1997              100,000             99,969
Caisse des Depots et Consignations                               5.659%       2/6/1998               50,000             49,481
Caisse des Depots et Consignations                               5.743%      2/12/1998               55,000             54,369
Caisse des Depots et Consignations                               5.761%      2/19/1998               15,000             14,811
Export Development Corp.                                         5.643%      1/26/1998               19,174             19,008
KFW International Finance Inc.                                   5.705%      4/24/1998               15,000             14,669
KFW International Finance Inc.                                   5.735%      2/20/1998               40,000             39,491
Oesterreichische Kontroll Bank                                   5.579%      12/8/1997               97,200             97,096
Oesterreichische Kontroll Bank                                   5.789%      4/16/1998               46,625             45,633
Western Australia Treasury Corp.                                 5.755%      2/23/1998               10,000              9,868
                                                                                                                    ----------
                                                                                                                     1,138,174
                                                                                                                    ----------

FOREIGN INDUSTRIAL (0.7%)
Glaxo Wellcome PLC                                               5.573%     12/18/1997               30,000             29,922
Glaxo Wellcome PLC                                               5.641%       1/5/1998               13,600             13,526
Glaxo Wellcome PLC                                               5.741%      2/17/1998               18,000             17,779
Glaxo Wellcome PLC                                               5.744%      2/27/1998               23,000             22,682
Reed Elsevier                                                    5.646%      1/29/1998               30,000             29,726
Reed Elsevier                                                     5.65%      1/30/1998               20,000             19,814
Reed Elsevier                                                    5.732%      2/13/1998               18,000             17,791
Siemens Capital Corp.                                             5.66%       2/6/1998               40,000             39,585
Siemens Capital Corp.                                            5.662%      2/19/1998               10,000              9,876
                                                                                                                    ----------
                                                                                                                       200,701
                                                                                                                    ----------

FOREIGN UTILITY (0.4%)
France Telecom                                                   5.573%      12/1/1997               15,000             15,000
France Telecom                                                   5.596%     12/15/1997               70,000             69,848
France Telecom                                                   5.667%      2/12/1998                9,650              9,541
Telstra                                                          5.552%     12/10/1997               10,000              9,986
Telstra                                                          5.767%      3/18/1998               10,000              9,832
                                                                                                                    ----------
                                                                                                                       114,207
                                                                                                                    ----------
------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (COST $10,799,940)                                                                                               10,799,940
------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (21.0%)
------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-U.S. BANKS (2.9%)
Bank of America N.T.S.A.                                          5.67%      1/30/1998              200,000            200,000
Chase Manhattan Bank                                              5.62%      1/12/1998              100,000            100,000
Chase Manhattan Bank                                              5.63%       2/4/1998              300,000            300,000
Chase Manhattan Bank                                              5.64%      1/15/1998               50,000             50,000
Chase Manhattan Bank                                              5.75%      2/23/1998               50,000             50,000
Morgan Guaranty Trust Co.                                         5.71%       1/6/1998              100,000             99,996
                                                                                                                    ----------
                                                                                                                       799,996
                                                                                                                    ----------
YANKEE CERTIFICATES OF DEPOSIT-CANADIAN BRANCHES (0.1%)
National Westminster Bank                                        5.709%      4/30/1998               15,000             14,653
Societe Generale                                                 5.608%      12/2/1997               15,000             14,998
                                                                                                                    ----------
                                                                                                                        29,651
                                                                                                                    ----------
YANKEE CERTIFICATES OF DEPOSIT-U.S. BRANCHES (18.0%)
ABN-AMRO Bank                                                     5.70%       3/2/1998               50,000             50,000
Bank Austria AG                                                   5.75%      2/25/1998               50,000             50,001
Bank of Montreal                                                  5.58%      12/1/1997              100,000            100,000
Bank of Montreal                                                  5.65%       2/3/1998               50,000             50,000

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                              MATURITY               AMOUNT             VALUE*
PRIME PORTFOLIO                                                 YIELD**           DATE                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
Bank of Montreal                                                  5.66%      1/30/1998             $100,000         $  100,000
Bank of Montreal                                                  5.75%      2/11/1998              100,000            100,000
Bayerische Landesbank                                            5.558%     12/26/1997 (1)          175,000            174,923
Bayerische Landesbank                                             5.71%       2/6/1998               75,000             74,978
Bayerische Vereinsbank                                            5.64%       1/9/1998              100,000            100,000
Canadian Imperial Bank of Commerce                                5.68%      2/12/1998              150,000            150,000
Canadian Imperial Bank of Commerce                                5.73%      2/12/1998               50,000             50,000
Canadian Imperial Bank of Commerce                                5.76%      2/27/1998              100,000            100,000
Credit Agricole Indosuez                                          5.63%       1/7/1998               50,000             50,000
Credit Agricole Indosuez                                          5.63%      1/15/1998               50,000             50,000
Credit Agricole Indosuez                                          5.63%       2/3/1998              100,000            100,000
Credit Agricole Indosuez                                          5.75%      3/20/1998               50,000             50,000
Deutsche Bank                                                     5.64%       1/9/1998               50,000             50,000
Deutsche Bank                                                     5.64%      1/16/1998               50,000             49,998
Deutsche Bank                                                     5.67%      2/12/1998              165,000            164,990
Deutsche Bank                                                     5.75%       1/9/1998               50,000             49,998
Deutsche Bank                                                     6.18%       4/2/1998               50,000             49,994
Dresdner Bank                                                     5.63%      1/30/1998              200,000            200,000
Dresdner Bank                                                     5.65%       3/4/1998              150,000            150,000
Dresdner Bank                                                     5.66%       2/5/1998               50,000             50,000
Dresdner Bank                                                     5.76%      2/27/1998              150,000            150,000
Dresdner Bank                                                     5.78%      3/30/1998               50,000             50,000
Dresdner Bank                                                     6.13%       3/9/1998               21,000             21,016
Landesbank Hassen-Thueringen                                      5.78%      1/27/1998               33,000             32,996
Landesbank Hassen-Thueringen                                      5.96%      3/20/1998               80,000             80,002
Landesbank Hassen-Thueringen                                      6.13%       4/1/1998              150,000            149,962
Landesbank Hassen-Thueringen                                      6.13%       4/7/1998              100,000             99,960
National Westminster Bank                                         5.66%      2/11/1998               12,000             11,995
National Westminster Bank                                         5.78%       1/7/1998               15,000             15,001
National Westminster Bank                                         5.78%       4/2/1998              200,000            200,000
National Westminster Bank                                        5.935%      6/26/1998               37,000             36,998
Rabobank Nederlanden                                              5.65%      2/10/1998               20,000             19,993
Rabobank Nederlanden                                              5.68%      3/17/1998               50,000             50,001
Rabobank Nederlanden                                              5.69%       2/2/1998               50,000             50,001
Rabobank Nederlanden                                              5.71%      2/17/1998               49,000             49,003
Rabobank Nederlanden                                              5.75%      5/26/1998               50,000             50,000
Rabobank Nederlanden                                              5.81%      5/19/1998               21,000             21,003
Rabobank Nederlanden                                              5.97%      3/20/1998               20,000             19,986
Rabobank Nederlanden                                              5.98%      3/20/1998               10,000              9,993
Rabobank Nederlanden                                              6.20%       4/9/1998              107,500            107,462
Societe Generale                                                  5.60%      12/1/1997               50,000             50,000
Societe Generale                                                  5.61%      12/2/1997              200,000            200,000
Societe Generale                                                  5.62%       1/6/1998               50,000             50,001
Societe Generale                                                  5.77%      2/20/1998               50,000             50,000
Swiss Bank                                                        5.63%      1/16/1998              200,000            200,000
Swiss Bank                                                        5.64%      1/20/1998              100,000            100,000
Swiss Bank                                                        5.69%       5/6/1998              100,000            100,000
Swiss Bank                                                        5.70%       3/9/1998              100,000            100,000
Swiss Bank                                                        5.70%      3/16/1998               50,000             50,000
Swiss Bank                                                        5.71%       3/4/1998              100,000            100,000
Swiss Bank                                                        5.78%      5/26/1998              100,000            100,000
Westdeutsche Landesbank                                           5.65%      1/30/1998              100,000            100,000
Westdeutsche Landesbank                                           5.66%       2/5/1998              100,000            100,000
Westdeutsche Landesbank                                           5.75%      2/18/1998              200,000            200,000
Westdeutsche Landesbank                                           5.75%      3/19/1998              100,000            100,000
                                                                                                                    ----------
                                                                                                                     4,940,255
                                                                                                                    ----------
------------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $5,769,902)                                                                                                 5,769,902
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                              MATURITY               AMOUNT             VALUE*
                                                                YIELD**           DATE                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (13.3%)
------------------------------------------------------------------------------------------------------------------------------
ABN-AMRO Bank                                                     5.65%       1/9/1998             $150,000         $  150,002
ABN-AMRO Bank                                                    5.665%      1/30/1998               10,000             10,000
ABN-AMRO Bank                                                     5.70%       4/1/1998               10,000             10,000
ABN-AMRO Bank                                                     5.72%      2/27/1998               50,000             50,001
ABN-AMRO Bank                                                     5.81%      3/25/1998               50,000             50,002
Abbey National PLC                                                5.65%       2/6/1998              190,000            190,003
Abbey National PLC                                                5.76%      2/17/1998               50,000             50,000
Barclays Bank PLC                                                 5.60%       1/9/1998              189,000            188,994
Barclays Bank PLC                                                 5.60%      1/12/1998              100,000            100,001
Barclays Bank PLC                                                 5.64%      1/20/1998               50,000             49,997
Barclays Bank PLC                                                 5.71%      5/12/1998               20,000             19,992
Barclays Bank PLC                                                 5.76%      3/17/1998               50,000             50,000
Barclays Bank PLC                                                 5.77%      3/16/1998              100,000            100,003
Barclays Bank PLC                                                 5.80%      4/23/1998               50,000             50,002
Bayerische Landesbank                                             5.63%      1/20/1998               50,000             50,001
Bayerische Landesbank                                            5.645%      1/20/1998               50,000             49,997
Bayerische Landesbank                                            5.705%       1/9/1998               50,000             50,000
Bayerische Landesbank                                             5.71%       3/2/1998               65,000             65,003
Bayerische Landesbank                                            5.715%      2/27/1998              150,000            150,002
Bayerische Landesbank                                             5.73%      2/27/1998               25,000             25,001
Bayerische Vereinsbank                                            5.60%     12/11/1997              100,000            100,000
Bayerische Vereinsbank                                            5.69%      1/23/1998              124,000            124,005
Bayerische Vereinsbank                                            5.70%       3/2/1998               75,000             75,002
Bayerische Vereinsbank                                            5.71%       4/1/1998              100,000            100,003
Bayerische Vereinsbank                                            5.73%      3/16/1998               50,000             50,005
Canadian Imperial Bank of Commerce                                5.67%      1/29/1998               50,000             50,001
Credit Agricole Indosuez                                          5.62%      12/1/1997               76,000             76,000
Credit Agricole Indosuez                                          5.63%       2/9/1998              100,000            100,002
Deutsche Bank AG                                                  5.70%      3/10/1998               65,000             65,000
Deutsche Bank AG                                                  5.72%       3/2/1998               20,000             20,001
Deutsche Bank AG                                                  5.75%      2/19/1998              100,000            100,000
Deutsche Bank AG                                                  5.86%       3/6/1998               25,000             24,990
Dresdner Bank AG                                                  5.76%      2/20/1998               50,000             50,001
International Nederlanden Bank NV                                 5.65%      1/16/1998              105,000            105,001
Landesbank Hessen-Thueringen                                      5.71%      3/10/1998              100,000            100,003
Landesbank Hessen-Thueringen                                      5.76%      4/27/1998               50,000             50,002
Lloyds Bank                                                       5.67%       2/2/1998               25,000             25,000
Lloyds Bank                                                       5.72%       3/4/1998               50,000             49,999
National Australia Bank                                           5.66%      1/21/1998               81,000             80,999
National Australia Bank                                           5.69%      1/22/1998               50,000             50,001
National Australia Bank                                           5.70%      1/23/1998               50,000             50,001
Rabobank Nederlanden                                              5.59%     12/24/1997               30,000             30,000
Rabobank Nederlanden                                              5.59%       1/9/1998               32,000             31,998
Rabobank Nederlanden                                              5.67%      2/12/1998               90,000             90,000
Rabobank Nederlanden                                              5.86%       6/8/1998               49,000             49,002
Toronto Dominion                                                  5.60%       1/8/1998              145,000            144,999
Toronto Dominion                                                  5.68%      2/12/1998              100,000            100,000
Toronto Dominion                                                  5.76%      2/24/1998               50,000             50,000
Westdeutsche Landesbank                                          5.715%      3/10/1998              100,000            100,001
Westpac Banking Corp.                                             5.77%      2/20/1998              140,000            140,005
------------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES Of DEPOSIT
   (COST $3,641,022)                                                                                                 3,641,022
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                              MATURITY               AMOUNT             VALUE*
PRIME PORTFOLIO                                                 YIELD**           DATE                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
BANK NOTES (0.7%)
------------------------------------------------------------------------------------------------------------------------------
U.S. BANKS (0.5%)
CoreStates Bank NA                                                5.73%      1/15/1998             $ 20,000         $   20,000
CoreStates Bank NA                                                5.75%      1/16/1998               50,000             50,000
First USA Bank                                                    6.16%      2/17/1998 (1)           19,000             19,015
Morgan Guaranty Trust Co.                                         6.10%       4/2/1998               49,000             48,980
                                                                                                                    ----------
                                                                                                                       137,995
                                                                                                                    ----------
CANADIAN BRANCH (0.2%)
Republic National Bank of New York                                5.57%     12/31/1997               60,000             60,000
                                                                                                                    ----------
------------------------------------------------------------------------------------------------------------------------------
TOTAL BANK NOTES
   (COST $197,995)                                                                                                     197,995
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
   (COST $27,595,918)                                                                                               27,595,918
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                   204,540
Liabilities                                                                                                           (369,880)
                                                                                                                    ----------
                                                                                                                      (165,340)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                  $27,430,578
------------------------------------------------------------------------------------------------------------------------------

 *See Note A in Notes to Financial Statements.

  **Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Floating Rate Note.

------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        AMOUNT
                                                                                                                         (000)
------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                                    $27,430,687
Undistributed Net Investment Income                                                                                         --
Accumulated Net Realized Losses                                                                                           (109)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                         $27,430,578
==============================================================================================================================

Investor Shares--Net Assets applicable to 26,479,963,883 outstanding $.001 par value shares
   (authorized 36,000,000,000 shares)                                                                              $26,479,871
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                               $1.00
==============================================================================================================================

Institutional Shares--Net Assets applicable to 950,720,421 outstanding $.001 par value shares
   (authorized 4,500,000,000 shares)                                                                                  $950,707
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                          $1.00
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                              MATURITY               AMOUNT             VALUE*
FEDERAL PORTFOLIO                                               YIELD**           DATE                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (95.6%)
------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                         5.456%      12/5/1997 (1)         $200,000       $    199,941
Federal Farm Credit Bank                                          5.51%       1/2/1998               15,000             14,997
Federal Farm Credit Bank                                          5.90%      12/3/1997               20,000             20,000
Federal Home Loan Bank                                           5.426%      12/7/1997 (1)          100,000             99,947
Federal Home Loan Bank                                            5.50%     12/24/1997               50,000             49,827
Federal Home Loan Bank                                           5.508%     12/19/1997 (1)           25,000             24,995
Federal Home Loan Bank                                           5.522%     12/26/1997 (1)           35,000             34,998
Federal Home Loan Bank                                           5.573%      1/16/1998              107,690            106,933
Federal Home Loan Bank                                           5.574%       3/5/1998                1,335              1,316
Federal Home Loan Bank                                           5.575%      2/18/1998               16,110             15,918
Federal Home Loan Bank                                           5.575%       3/6/1998               56,380             55,573
Federal Home Loan Bank                                           5.577%      1/21/1998               49,900             49,511
Federal Home Loan Bank                                           5.583%      2/27/1998               58,968             58,186
Federal Home Loan Bank                                           5.593%      3/11/1998               27,060             26,651
Federal Home Loan Bank                                           5.643%     12/12/1997 (1)           75,000             74,987
Federal Home Loan Bank                                           5.647%      2/25/1998               13,952             13,766
Federal Home Loan Bank                                           6.025%      4/15/1998               50,000             49,987
Federal Home Loan Mortgage Corp.                                 5.468%     12/20/1997 (1)           50,000             49,978
Federal Home Loan Mortgage Corp.                                 5.513%      12/1/1997              102,860            102,860
Federal Home Loan Mortgage Corp.                                 5.522%      1/26/1998               40,250             39,910
Federal Home Loan Mortgage Corp.                                 5.552%      1/27/1998              100,000             99,131
Federal Home Loan Mortgage Corp.                                  5.56%      1/30/1998              238,000            235,817
Federal Home Loan Mortgage Corp.                                 5.577%      1/21/1998                1,405              1,394
Federal Home Loan Mortgage Corp.                                 5.579%       2/6/1998              105,165            104,086
Federal Home Loan Mortgage Corp.                                 5.585%      2/13/1998               49,266             48,708
Federal Home Loan Mortgage Corp.                                 5.599%      2/17/1998               94,000             92,875
Federal Home Loan Mortgage Corp.                                 5.617%      2/23/1998               69,320             68,425
Federal National Mortgage Assn.                                  5.464%     12/10/1997 (1)          225,000            224,856
Federal National Mortgage Assn.                                  5.503%       1/5/1998 (1)           76,000             75,947
Federal National Mortgage Assn.                                  5.504%     12/29/1997                1,415              1,409
Federal National Mortgage Assn.                                  5.507%     12/15/1997 (1)           25,000             24,993
Federal National Mortgage Assn.                                  5.516%      1/29/1998              175,705            174,129
Federal National Mortgage Assn.                                  5.528%     12/13/1997 (1)           75,000             74,991
Federal National Mortgage Assn.                                  5.556%       2/4/1998              195,345            193,412
Federal National Mortgage Assn.                                  5.563%       2/5/1998               84,370             83,522
Federal National Mortgage Assn.                                  5.576%      1/20/1998               77,970             77,374
Federal National Mortgage Assn.                                  5.577%      1/21/1998               33,000             32,743
Federal National Mortgage Assn.                                  5.577%      3/30/1998               25,000             24,552
Federal National Mortgage Assn.                                  5.578%      1/22/1998               52,770             52,351
Federal National Mortgage Assn.                                  5.578%      1/30/1998              100,000             99,083
Federal National Mortgage Assn.                                  5.589%      2/18/1998               78,200             77,254
Federal National Mortgage Assn.                                  5.593%      2/26/1998               96,335             95,070
Federal National Mortgage Assn.                                  5.596%      3/19/1998               50,000             49,188
Federal National Mortgage Assn.                                   5.61%      2/20/1998               50,494             49,866
Federal National Mortgage Assn.                                   5.69%      3/13/1998               45,000             44,981
Federal National Mortgage Assn.                                   6.00%      4/17/1998               22,000             21,988
Overseas Private Investment Corp.                                 5.46%     12/31/1997 (1)            4,000              4,000
Overseas Private Investment Corp.                                5.669%     12/15/1997 (1)           27,708             27,708
Overseas Private Investment Corp.                                5.708%      1/15/1998 (1)           17,425             17,425
Overseas Private Investment Corp.                                5.779%      12/2/1997 (1)           13,235             13,235
Overseas Private Investment Corp.                                5.833%      12/2/1997 (1)           12,500             12,500
U.S. Treasury Note                                               7.875%      1/15/1998               50,000             50,132
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $3,343,426)                                                                                                 3,343,426
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                              MATURITY               AMOUNT             VALUE*
FEDERAL PORTFOLIO                                               YIELD**           DATE                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.3%)
------------------------------------------------------------------------------------------------------------------------------
PaineWebber
   (Dated 11/24/1997, Repurchase Value $125,271,000,
   Collateralized by Federal Home Loan Mortgage Corp.
   7.00%, 8/1/2027, and Federal National Mortgage Assn.
   6.50%-8.00%, 4/1/2009-4/1/2025)                                5.57%      12/8/1997             $125,000        $   125,000
PaineWebber
   (Dated 11/25/1997, Repurchase Value $25,054,000,
   Collateralized by Federal Home Loan Mortgage Corp.
   7.00%, 8/1/2027)                                               5.57%      12/9/1997               25,000             25,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
   (COST $150,000)                                                                                                     150,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $3,493,426)                                                                                                 3,493,426
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    17,884
Liabilities                                                                                                            (16,016)
                                                                                                                    ----------
                                                                                                                         1,868
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 3,495,343,121 outstanding $.001 par value shares
   (authorized 7,500,000,000 shares)                                                                                $3,495,294
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $1.00
==============================================================================================================================

   *See Note A in Notes to Financial Statements.

  **Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Floating Rate Note.

------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
                                                                                                     AMOUNT                PER
                                                                                                      (000)              SHARE
------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                 $3,495,372               $1.00
Undistributed Net Investment Income                                                                     --                  --
Accumulated Net Realized Losses                                                                        (78)                 --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $3,495,294               $1.00
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE             MARKET
                                                                              MATURITY               AMOUNT             VALUE*
TREASURY MONEY MARKET PORTFOLIO                                 YIELD**           DATE                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (99.3%)
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                                5.02%      1/22/1998             $800,916        $   794,878
U.S. Treasury Bill                                               5.512%     12/16/1997              780,500            778,699
U.S. Treasury Note                                                5.00%      1/31/1998              371,660            371,316
U.S. Treasury Note                                               5.125%      2/28/1998              214,548            214,388
U.S. Treasury Note                                                5.25%     12/31/1997              205,000            204,960
U.S. Treasury Note                                               5.875%      4/30/1998              312,115            312,722
U.S. Treasury Note                                                7.25%      2/15/1998              358,161            359,344
U.S. Treasury Note                                               7.875%      4/15/1998              115,000            115,980
U.S. Treasury Note                                               8.125%      2/15/1998               60,514             60,822
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (COST $3,213,109)                                                                                                 3,213,109
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-Net (0.7%)                                                                                 23,484
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 3,236,614,143 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                                 $3,236,593
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $1.00
==============================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in Securities, at Value                                                                              $3,213,109
   Receivables for Investment Securities Sold                                                                          762,656
                                                                                                                    ----------
   Other Assets--Note B                                                                                                 56,292
     Total Assets                                                                                                    4,032,057
                                                                                                                    ----------
LIABILITIES
   Payables for Investment Securities Purchased                                                                        783,188
   Other Liabilities                                                                                                    12,276
                                                                                                                    ----------
     Total Liabilities                                                                                                 795,464
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $3,236,593
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT                PER
                                                                                                      (000)              SHARE
------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                 $3,236,634               $1.00
Undistributed Net Investment Income                                                                     --                  --
Accumulated Net Realized Losses                                                                        (41)                 --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $3,236,593               $1.00
==============================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. The Prime Portfolio also reports the breakdown of expenses charged to each class of its shares. Expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period. Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero, for money market portfolios.

-------------------------------------------------------------------------------------------------------------------------
                                                                                             TREASURY
                                                                            PRIME             FEDERAL        MONEY MARKET
                                                                        PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                     ----------------------------------------------------
                                                                                       YEAR ENDED NOVEMBER 30, 1997
                                                                     ----------------------------------------------------
                                                                            (000)               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Interest                                                             $1,439,135            $183,472           $166,422
                                                                     ----------------------------------------------------
       Total Income                                                      1,439,135             183,472            166,422
                                                                     ----------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
       Investment Advisory Services                                          3,782                 489                466
       Management and Administrative                                        23,177               3,308              3,685
       Shareholder Account Maintenance(1)                                   41,741               5,204              4,615
       Marketing and Distribution(1)                                         8,110               1,055              1,010
   Custodian Fees                                                              875                 128                 13
   Taxes (other than income taxes)                                           1,916                 247                 18
   Auditing Fees                                                                43                   9                  9
   Shareholders' Reports(1)                                                    655                 101                 84
   Annual Meeting and Proxy Costs(1)                                           263                  37                128
   Directors' Fees and Expenses                                                 61                   8                  8
                                                                     ----------------------------------------------------
       Total Expenses                                                       80,623              10,586             10,036
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    1,358,512             172,886            156,386
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                         (92)                 14                 79
-------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENT SECURITIES                                                        --                  --                 --
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $1,358,420            $172,900           $156,465
=========================================================================================================================

(1)Expenses of the Prime Portfolio by Class are:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 (000)
                                                                     ----------------------------------------------------
                                                                          INVESTOR       INSTITUTIONAL
                                                                            SHARES              SHARES              TOTAL
-------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
   Shareholder Account Maintenance                                         $41,734              $    7            $41,741
   Marketing and Distribution                                                7,801                 309              8,110
   Shareholders' Reports                                                       653                   2                655
   Annual Meeting and Proxy Costs                                              255                   8                263
                                                                     ----------------------------------------------------
Total Class-Specific Expenses                                               50,443                 326             50,769
All Other Portfolio Expenses                                                28,749               1,105             29,854
-------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                          $79,192              $1,431            $80,623
=========================================================================================================================

See Note C in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Dividends from Net Investment Income generally equal the net income earned as shown under the Operations section. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The Prime Portfolio-Investor and -Institutional shares' Distributions and Capital Share Transactions are shown separately.

------------------------------------------------------------------------------------------------------------
                                                                                            PRIME
                                                                                          PORTFOLIO
                                                                          ----------------------------------
                                                                                   YEAR ENDED NOVEMBER 30,
                                                                          ----------------------------------
                                                                                   1997                 1996
                                                                                  (000)                (000)
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                  $   1,358,512       $   1,089,905
   Realized Net Gain (Loss)                                                         (92)               (105)
   Unrealized Appreciation (Depreciation)                                            --                  --
                                                                          ----------------------------------
       Net Increase in Net Assets Resulting from Operations                   1,358,420           1,089,800
                                                                          ----------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
   Investor Shares                                                           (1,306,563)         (1,042,723)
   Institutional Shares                                                         (51,949)            (47,182)
                                                                          ----------------------------------
       Total Dividends                                                       (1,358,512)         (1,089,905)
                                                                          ----------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES (AT $1.00)
   Issued                                                                    31,513,673          25,059,503
   Issued in Lieu of Cash Distributions                                       1,250,400             995,998
   Redeemed                                                                 (28,501,916)        (22,601,499)
                                                                          ----------------------------------
       Net Increase--Investor Shares                                          4,262,157           3,454,002
                                                                          ----------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES (AT $1.00)
   Issued                                                                     1,397,375             549,247
   Issued in Lieu of Cash Distributions                                          47,111              43,406
   Redeemed                                                                  (1,404,015)           (475,358)
                                                                          ----------------------------------
       Net Increase--Institutional Shares                                        40,471             117,295
------------------------------------------------------------------------------------------------------------
   Total Increase                                                             4,302,536           3,571,192
------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                         23,128,042          19,556,850
                                                                          ----------------------------------
   End of Year                                                              $27,430,578         $23,128,042
============================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                       FEDERAL                     TREASURY MONEY MARKET
                                                                      PORTFOLIO                          PORTFOLIO*
                                                           ---------------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30,
                                                           ---------------------------------------------------------------
                                                                  1997             1996              1997            1996
                                                                 (000)            (000)             (000)           (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                   $   172,886      $   144,974        $   156,386    $   139,287
   Realized Net Gain (Loss)                                         14             (164)                79           (340)
   Unrealized Appreciation (Depreciation)                                            --                 --             --
                                                           ---------------------------------------------------------------
       Net Increase in Net Assets
           Resulting from Operations                           172,900          144,810            156,465        138,947
                                                           ---------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME                          (172,886)        (144,974)          (156,386)      (139,287)
                                                           ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (AT $1.00)
   Issued                                                    3,056,215        2,485,267          3,454,680      3,440,062
   Issued in Lieu of Cash Distributions                        166,374          139,177            149,759        132,823
   Redeemed                                                 (2,827,790)      (2,160,404)        (3,284,455)    (3,183,441)
                                                           ---------------------------------------------------------------
       Net Increase from Capital Share Transactions            394,799          464,040            319,984        389,444
--------------------------------------------------------------------------------------------------------------------------
   Total Increase                                              394,813          463,876            320,063        389,104
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                         3,100,481        2,636,605          2,916,530      2,527,426
                                                           ---------------------------------------------------------------
   End of Year                                              $3,495,294       $3,100,481         $3,236,593     $2,916,530
==========================================================================================================================

*Prior to December 2, 1996, known as Vanguard Money Market Reserves-U.S.
 Treasury Portfolio. See Note D in Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Each Portfolio's objective is to maintain a constant net asset value (NAV) of $1.00 per share by distributing all of its income and avoiding capital gains or losses. The financial highlights table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis; the Prime Portfolio-Investor and -Institutional shares' results are shown separately. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets for each Portfolio or class of shares. These data will help you assess the variability of net income returns from year to year and how much it costs to operate the Portfolio.

--------------------------------------------------------------------------------------------------------------------------
                                                                                   PRIME PORTFOLIO-INVESTOR SHARES
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                    ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                           1997         1996       1995        1994      1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                    $1.00        $1.00      $1.00       $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                               .053         .052       .057        .038      .030
   Net Realized and Unrealized Gain (Loss) on Investments                --           --         --          --        --
                                                                    ------------------------------------------------------
       Total from Investment Operations                                .053         .052       .057        .038      .030
                                                                    ------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                               (.053)       (.052)     (.057)      (.038)    (.030)
   Distributions from Realized Capital Gains                             --           --         --          --        --
                                                                    ------------------------------------------------------
       Total Distributions                                            (.053)       (.052)     (.057)      (.038)    (.030)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                          $1.00        $1.00      $1.00       $1.00     $1.00
==========================================================================================================================

TOTAL RETURN                                                          5.41%        5.31%      5.82%       3.87%     3.02%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                               $26,480      $22,218    $18,764     $15,109   $12,367
   Ratio of Total Expenses to Average Net Assets                      0.32%        0.32%      0.32%       0.32%     0.32%
   Ratio of Net Investment Income to Average Net Assets               5.28%        5.18%      5.64%       3.84%     2.98%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                       PRIME PORTFOLIO-
                                                                                    INSTITUTIONAL SHARES
                                                                            YEAR ENDED NOVEMBER 30,
                                                                            -----------------------           OCT. 28* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                 1997         1996            NOV. 30, 1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $1.00        $1.00                    $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                       .054         .054                     .005
   Net Realized and Unrealized Gain (Loss) on Investments                        --           --                       --
                                                                              --------------------------------------------
       Total from Investment Operations                                        .054         .054                     .005
                                                                              --------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                       (.054)       (.054)                   (.005)
   Distributions from Realized Capital Gains                                     --           --                       --
                                                                              --------------------------------------------
       Total Distributions                                                    (.054)       (.054)                   (.005)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $1.00        $1.00                    $1.00
==========================================================================================================================

TOTAL RETURN                                                                  5.59%        5.49%                    0.53%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                        $951         $910                     $793
   Ratio of Total Expenses to Average Net Assets                              0.15%        0.15%                  0.15%**
   Ratio of Net Investment Income to Average Net Assets                       5.44%        5.35%                  5.65%**
--------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                                         FEDERAL PORTFOLIO
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                     -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                           1997         1996       1995        1994      1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                    $1.00        $1.00       $1.00      $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                               .052         .051       .056        .038      .029
   Net Realized and Unrealized Gain (Loss) on Investments                --           --        --           --        --
                                                                      ----------------------------------------------------
       Total from Investment Operations                                .052         .051       .056        .038      .029
                                                                      ----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                               (.052)       (.051)     (.056)      (.038)    (.029)
   Distributions from Realized Capital Gains                             --           --        --           --        --
                                                                      ----------------------------------------------------
       Total Distributions                                            (.052)       (.051)     (.056)      (.038)    (.029)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                          $1.00        $1.00       $1.00      $1.00     $1.00
==========================================================================================================================

TOTAL RETURN                                                          5.35%        5.26%       5.77%      3.82%     2.98%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                $3,495       $3,100      $2,637     $2,196    $1,907
   Ratio of Total Expenses to Average Net Assets                      0.32%        0.32%       0.32%      0.32%     0.32%
   Ratio of Net Investment Income to Average Net Assets               5.22%        5.13%       5.61%      3.78%     2.94%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                  TREASURY MONEY MARKET PORTFOLIO*
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                     -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                           1997         1996       1995        1994      1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                    $1.00        $1.00       $1.00      $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                               .050         .050       .053        .036      .028
   Net Realized and Unrealized Gain (Loss) on Investments                --           --        --           --        --
                                                                     -----------------------------------------------------
       Total from Investment Operations                                .050         .050       .053        .036      .028
                                                                     -----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                               (.050)       (.050)     (.053)      (.036)    (.028)
   Distributions from Realized Capital Gains                             --           --        --           --        --
                                                                     -----------------------------------------------------
       Total Distributions                                            (.050)       (.050)     (.053)      (.036)    (.028)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                          $1.00        $1.00       $1.00      $1.00     $1.00
==========================================================================================================================

TOTAL RETURN                                                          5.10%        5.11%       5.47%      3.63%     2.86%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                $3,237       $2,917      $2,527     $2,056    $1,751
   Ratio of Total Expenses to Average Net Assets                      0.32%        0.32%       0.32%      0.32%     0.32%
   Ratio of Net Investment Income to Average Net Assets               4.98%        4.99%       5.33%      3.59%     2.83%
--------------------------------------------------------------------------------------------------------------------------

*Prior to December 2, 1996, known as Vanguard Money Market Reserves-U.S.
 Treasury Portfolio. See Note D in Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Vanguard Money Market Reserves and Vanguard Treasury Money Market Portfolio are registered under the Investment Company Act of 1940 as diversified open-end investment companies, or mutual funds. Vanguard Money Market Reserves consists of the Prime and Federal Portfolios. The Prime Portfolio invests in short-term debt instruments of companies primarily operating in specific industries; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. The Federal Portfolio invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities. The Treasury Money Market Portfolio invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolios consistently follow such policies in preparing their financial statements.

       1. SECURITY VALUATION: Securities are valued at amortized cost, which approximates market value.

       2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Dividends from net investment income are declared daily and paid on the first business day of the following month.

       4. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder accounting, marketing, and distribution services. The costs of such services are allocated to the Portfolios under methods approved by the Board of Directors of Vanguard Money Market Reserves and the Board of Trustees of Vanguard Treasury Money Market Portfolio. At November 30, 1997, the Portfolios had contributed capital aggregating $2,303,000 to Vanguard (included in Other Assets), representing 11.5% of Vanguard's capitalization. The Portfolios' Directors (or Trustees) and officers are also Directors and officers of Vanguard.

C. The Prime Portfolio offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity.

D. On November 19, 1996, shareholders of the former Vanguard Money Market Reserves-U.S. Treasury Portfolio voted to approve its reorganization into the Treasury Money Market Portfolio of Vanguard Treasury Fund, a newly created Delaware business trust, effective December 2, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and
Board of Directors and Trustees of
Vanguard Money Market Reserves and
Vanguard Treasury Money Market Portfolio

In our opinion, the accompanying statements of net assets (and statement of assets and liabilities for Treasury Money Market Portfolio) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Portfolio and Federal Portfolio, constituting Vanguard Money Market Reserves, and Vanguard Treasury Money Market Portfolio (the "Portfolios") at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1998

DIRECTORS, TRUSTEES, AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, Jr.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.



 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
      is the owner of trademarks and copyrights relating to the Russell
       Indexes.  "Wilshire 4500" and "Wilshire 5000" are trademarks of
                             Wilshire Associates.

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